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                                                                   EXHIBIT 10.54
                                                     CONFIDENTIAL EXECUTION COPY







               INSTRUMENT, ASSAY DEVELOPMENT AND LICENSE AGREEMENT

                                     BETWEEN

                                  WYETH-AYERST

                                       AND

                         AURORA BIOSCIENCES CORPORATION


WYETH-AYERST - AURORA AGREEMENT

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This Agreement is made by and between AMERICAN HOME PRODUCTS, acting through its
WYETH-AYERST LABORATORIES DIVISION ("Wyeth"), a Delaware corporation with principal offices at P.O. Box 8299, Philadelphia, PA 19101 and AURORA
BIOSCIENCES CORPORATION ("Aurora"), a Delaware corporation with principal offices at 11010 Torreyana Road, San Diego, California 92121.

                                    RECITALS

WHEREAS, Wyeth and Aurora wish to enter into an agreement involving the purchase *** Voltage-Ion Probe Reader (VIPR) from Aurora, collaborative research to develop *** assays, and licenses of rights from Aurora to Wyeth to use the VIPR as well as Aurora's Voltage Sensor Probes (VSPs) and the *** assays to practice the technologies and the assays as set forth herein.

Now, therefore, in consideration of the foregoing and the covenants and premises contained herein the parties agree as follows:

1.      DEFINITIONS

        1.1 "Aurora Patents" means U.S. patent *** and patent applications *** and *** set forth in Exhibit A and *** and ***, *** with respect thereto and *** patents issuing therefrom.

        1.2 "Aurora Technology" means *** owned or Controlled by Aurora on or before the Effective Date and necessary for the Collaborative Research Program.

        1.3 "Collaborative Research Program" means the collaboration between Aurora and Wyeth as set forth in Exhibit B for the development of *** which may be amended from time to time, by written agreement of the parties.


        1.4 "Confidential Information" means all information, data, and documentation received by either party from the other party pursuant to this Agreement and if in writing, designated as confidential at the time of disclosure, subject to the exceptions set forth in Section 9.1.


        1.5 "Control" or "Controlled" means, in the context of intellectual property, possession by a party of the ability to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.


        1.6 "Effective Date" means the latest date on which the Agreement is executed by a party hereto.


        1.7 "Invention" means any new and useful process, machine, manufacture, or composition of matter, or improvement thereto, whether or not patentable.


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        1.8 "Know-How" means information and data owned or Controlled by a party hereto, which is existing as of the Effective Date or which a party develops or acquires as part of the Collaborative Research Program which is not generally known to the public, comprising: designs, concepts, algorithms, formulae, techniques, practices, processes, methods, knowledge, skill, experience, expertise and technical information.

        1.9 "Materials" means any reagents, cell lines, promoters, enhancers, vectors, plasmids, genes, proteins and fragments thereof, peptides, antigens, antibodies, agonists, antagonists, inhibitors and chemicals.

        1.10 "Tracking Record" means tracking records referred to in Section 5
        (e).

        1.11 "Patent Rights" means all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent, containing one or more claims to an Invention (and in the case of an issued patent, containing one or more claims), and for which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.

        1.12   "Reagent Agreement" means ***.

        1.12   "Technology" means Materials and Know-How.

        1.13 "Third Party" means any person or entity other than Aurora and Wyeth.

        1.14 "VIPR" means Aurora's voltage-ion probe reader for use with VSP's and purchased by Wyeth ***.

        1.15   "Voltage Sensor Probes or VSPs" means *** Aurora Patents.

        1.16   "Wyeth Materials" means *** Collaborative Research Program.


2.      EQUIPMENT PURCHASE

Aurora *** VIPR *** pursuant to this Agreement. Subject to Wyeth's payments in
Section 5, Aurora will provide the following:

        -   Ship *** VIPR *** or within *** of the Effective Date, ***.


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        -   *** VIPR at Wyeth's facility *** days of shipment, *** expense.



        - Comprehensive *** VIPR for up to *** San Diego site to be scheduled approximately one week before the ***, with *** to be ***.



        -   Warranty of the VIPR for *** after the Effective *** Section 5 (a).



3.      COLLABORATIVE RESEARCH


Aurora will develop, in collaboration with Wyeth, ***, and *** for the *** (as defined in the the "Collaborative Research Program"), and will additionally *** of representative *** and other Technology to Wyeth as described herein.


Wyeth will provide pursuant to this Agreement the following Wyeth Materials and Confidential Information to Aurora within *** days of the Effective Date:

        -   *** which ***.


        -   *** data documenting ***.


        - *** for the *** for *** into Aurora- ***, if the Wyeth *** responses *** (see Section 5.b).


        -   Up to ***.

        -   Up to *** determine *** in a *** format.

Aurora will perform pursuant to this Agreement the following:

        - *** development of the *** incorporating *** format on the *** within ***.



        -   *** development of the *** so that it can be used to *** respect
            ***.



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        -   ***, if necessary, to *** for *** development.



        -   *** determine *** provided by Wyeth.


        -   *** assays ***.


        - Make available *** with these assays *** for each *** for the first year, *** to be contracted for *** Wyeth and Aurora).



The Collaborative Research Program shall be managed by a joint steering committee of a size and composition ***, with *** from both Wyeth and Aurora, minimally to include key representatives of Wyeth's ***. Each party shall have *** vote in the joint steering committee. The Joint Steering Committee shall be chaired by a *** representative. The term of the Collaborative Research Program is *** year from the Effective Date, except for *** as provided in Section 10 below.



4.      LICENSES


As of the Effective Date this Agreement, Aurora will grant to Wyeth licenses and rights as follows:

        a) A non-exclusive, royalty-free, single instrument license under the Aurora Patents and Aurora Technology to use the purchased VIPR for Wyeth's ***, except *** Aurora *** b) and c) below. Such license grant is effective until the date of the ***. The license, ***.

        b) A non-exclusive license under the Aurora Patents and Aurora Technology to *** developed by Aurora during the Research Collaboration for drug discovery, with the Aurora VSPs. Such license grant is ***. The license, ***.

        c) A non-exclusive license under the Aurora Patents and Aurora Technology to use the Aurora VSPs on the purchased VIPR to *** developed by Aurora or *** or ***, and *** research, ***, the *** is for *** only. The *** may not *** on ***. The payments


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        for this license are set forth in Section 5. Such license grant is effective until the date of the fifth (5th) anniversary of the Effective Date. The license at that point may be extended through good faith negotiations by the parties hereto.

        d) If the license in Section 4 (c) *** the license grant of Section 4
        (c) will *** as indicated in Section 5 (d) below. Aurora agrees that it *** including *** and/or *** for any purpose other than to fulfill its obligations under this Agreement, and will not *** to any Third Party without ***.


        4.1 Aurora is *** and *** Wyeth that directly arise from the *** for as long as Wyeth ***.


        4.2 Retained Rights and Limitations. The licenses under this Section 4 are subject to Wyeth's obligations described herein including payments by Wyeth as set forth in Section 5. For clarity, the license rights granted to Wyeth in this Section 4 specifically exclude the right *** or ***; or 3) to *** or *** without the use of Wyeth Confidential Information or Wyeth Materials. As consideration for the rights received in Section 4, Wyeth *** Wyeth ***. ***.


5.      PAYMENTS


        a) Equipment purchase. Wyeth *** Dollars ($***) for purchase ***. Shipping will be prepaid and added FOB San Diego to the invoice. The VIPR is provided ***, entitling Wyeth to *** of ***, prepaid and added ***. No one other than an Aurora factory certified engineer is authorized to service the VIPR, and any tampering with or modification of the instrument by any other party will nullify the warranty *** cause the license *** to terminate. *** approved by Aurora, in writing, which may include such repairs described in training ("Authorized Maintenance"). ***.



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        b) Collaborative research. Wyeth will pay Aurora a *** fee of ***
        Dollars ($***) for the development of the ***. This amount is payable in *** of *** Dollars ($***) ***, the *** and the *** upon *** to Wyeth. In the event that the Wyeth *** and ***, as reasonably determined by Aurora, Aurora will notify the Joint Steering Committee. If the Joint Steering Committee agrees by *** as determined by Joint Steering Committee, as soon as possible and prior to the date of *** from the Effective date. In the event, Wyeth is *** Aurora with *** from the Effective Date, (I) *** within *** of such ***; and (ii) Aurora shall ***. Aurora will provide reasonable telephone support for these assays as long as the license to them is maintained.


        c) License fees. Wyeth *** license fee of *** Dollars ($***), *** on the anniversary of the Effective Date for *** years. After the initial *** term, Wyeth may extend this license, ***, *** or *** for terms to be negotiated, in good faith, by the parties.


        d) Milestone fees. Upon designation by Wyeth *** on information *** with the *** or *** above by virtue of such *** properties, Wyeth will pay Aurora ***. On the *** for each *** will pay *** of ***. On *** for each *** will pay *** Dollars ($***). ***. *** shall be due on *** by Wyeth as *** if they and their *** in a scientifically acceptable manner *** Wyeth, even if these *** subsequently *** VIPR or *** assays. *** the assays *** in either *** or *** will be due.








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        e) Payment and Tracking Milestones *** shall be paid within *** days after the end of each calendar quarter period in which *** are earned. The compounds, screens and targets tested using a screen developed under this Agreement will be recorded and stored by Wyeth using its customary means and in a computer searchable database on a storage device. The information stored *** upon in writing by the parties. Records of any *** subject to *** or *** by Wyeth in a *** or *** that may or may not *** related to the ***, or ***. Wyeth shall keep appropriate records of *** assays and *** including the VSPs ***. All the records described in this Section are collectively referred to as tracking records (the "Tracking Records"). Wyeth will *** Aurora and agreed to by Wyeth, and ***, to *** Tracking Records *** year upon reasonable prior *** Aurora for the *** the attainment of a milestone under this Section 5. The Tracking Records shall be securely retained according to Wyeth's *** than *** from the *** VSPs. When a *** such as a *** or *** is *** safety or ***, Wyeth will *** Aurora under ***. On an annual basis, *** Aurora with a *** products that ***.




        f) Technolgy Fee and Milestones. The parties acknowledge that the principal value contributed by Aurora under this Agreement is the ***, which the parties reasonably believe will lessen the time required to develop new products and to increase the efficiency of drug/target discovery and development processes and technologies. Wyeth acknowledges and agrees that the value it receives hereunder is in the access and use of ***; accordingly, Wyeth *** set forth herein. Additionally, the parties acknowledge that Aurora may not own or Control patent applications or patents covering the manufacture, sale, use or importation of a particular pharmaceutical product; provided, however, Wyeth *** pharmaceutical product or compound is *** Aurora Patents.



6.      OPTIONS


        a) License extension for Aurora VSPs. As described in Section 4 (c), the *** fee


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        *** Dollars ($***) plus milestones ***. The license *** period, the license *** basis or for a *** negotiated in good faith by the parties.



        b) Extended warranty for the VIPR. Aurora will provide an extended warranty package *** to Wyeth that includes *** and ***, prepaid and added to the service invoice ***. The price for *** Dollars ($***)***, increased annually by the Consumer Price Index (CPI), *** warranty within *** of the Effective Date; ***.



        c) Scientific Support Services. Aurora will provide Wyeth the opportunity to utilize a full range of scientific support services on licensed assays post transfer as mutually agreed in writing by the parties. A customized program can be designed for additional long-term support at commercially available rates beyond the scope of this project should Wyeth desire the same.



        d) Training. Aurora will provide on-site training of Wyeth personnel in the use of the VIPR. Training will be for a maximum of *** people in a *** training program. Documentation and workbooks will be provided. ***. The price for this training program is *** Dollars ($***)*** conducted in the continental US if requested *** of the Effective Date.





7.      INTELLECTUAL PROPERTY OWNERSHIP

Pre-existing Intellectual Property. This agreement does not affect the ownership of Inventions, Technology and Patent Rights of either party which existed prior to the Effective Date.


Intellectual Property created under the Collaborative Research Program. The *** developed by *** during the Collaborative Research Program will be owned by ***, with *** as ***. ***, at its sole discretion, shall be responsible for the filing and prosecution of all applicable patents and the expenses thereof. ***.


Intellectual Property ***. Any Inventions, Technology and Patent Rights relating to the activities or properties of *** or other ***, *** of the licenses granted by Aurora under Section 4. *** will be responsible for the filing and prosecution of all applicable patents and for the expenses thereof. Any improvements, Know-How, Inventions, Technology and Patent Rights


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developed *** VIPR or VSPs or their use will be *** to Sections ***. Aurora will be solely responsible for paying any fees related to the filing and prosecution.



Transfer of Rights. All rights not expressly licensed or assigned by Aurora are retained by Aurora and no implied licenses are conveyed herein or were conveyed before the Effective Date. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, Technology, copyrights or Patent Rights owned or Controlled by a party. Except as expressly provided for in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Technology, copyrights, or Patent Rights owned or Controlled by a party.

Inventorship and Assignment. Inventorship of patentable inventions shall be determined by U.S. patent law. Wyeth and Aurora ***.


Copyrights. The parties agree to treat and handle, to the maximum extent practical, any copyrights owned or Controlled by a party in the same manner as Patent Rights owned or Controlled by such party.


8.      PRODUCT DEVELOPMENT, COMMERCIALIZATION AND DILIGENCE

Wyeth will *** and such development and commercialization of ***.

*** the Effective Date, and will *** Wyeth within ***of the Effective Date. The *** will be made available to Wyeth in accordance with the *** between Wyeth and Aurora as indicated in Section 3.






9.      CONFIDENTIALITY

        9.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:



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                      was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure; was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party; became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; was lawfully disclosed to the receiving party by a person other than a party hereto, or was independently developed by the receiving party without the use of Confidential Information.

        9.2. Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is (i) reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation,
        (ii) complying with applicable law, governmental regulation or court order, (iii) submitting information to tax or other governmental authorities, (iv) making a permitted sublicense or (v) otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, other than pursuant to subsection (ii) hereof, it will give reasonable advance notice to the latter party of such disclosure and, shall obtain the prior written approval of said latter party, which approval shall not be unreasonably withheld.

        9.3 Confidential Terms. Except as expressly provided herein, each party agrees not to disclose any material or financial terms of this Agreement to another party without the consent of the other party, not to be unreasonably withheld; provided, however, each party reserves the right to make reasonable disclosures (including the redaction of material or financial terms) as required by securities or other applicable laws, or to actual or prospective investors or corporate partners (including licensees and acquirers), or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. If such Confidential Information is to become public information by such disclosure the disclosing party must obtain the written consent of the non-disclosing party in order to obtain protection of the Confidential Information if necessary.

        9.4 Press Release. Notwithstanding the foregoing, the parties agree that Aurora will make a press release to announce the execution of this Agreement which shall be subject to prior written approval of Wyeth, such approval not to be unreasonably withheld. Thereafter, Wyeth and Aurora may each disclose to Third Parties the information contained in the mutually agreed upon press release without the need for further approval by the other.

10.     TERM AND TERMINATION OF THE RESEARCH COLLABORATION


        a) Term. The Collaborative Research Program will terminate on *** Wyeth, or after ***, unless extended by mutual written agreement of both parties through the Joint


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        Steering Committee. If the Collaborative Research Program *** Wyeth's
        ***, Wyeth will *** payment of *** Dollars ($***) described in Section *** above. In this case, the license described under Section *** and the *** would *** Wyeth would be *** for *** and to *** these assays under the terms of *** and pursuant to this Agreement, with *** or *** to Aurora, *** the VSPs, in which case it *** and the milestone payments under Section 5(d).

        b) Termination. Either party shall have the right to terminate this Agreement at any time during the term for a material breach of this Agreement by the other party, provided that the non-breaching party shall have first given *** days prior written notice (*** days in the event of non-payment of any amounts due under this Agreement) to the breaching party describing such breach and stating the non-breaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure same within such *** day (***) period (*** day period in the event of non-payment of any amounts due under this Agreement).

        c) Effect of Expiration or Termination. Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties hereof shall terminate and be of no further force or effect whatsoever upon any termination of this Agreement under Section 10 hereof. Sections *** shall survive termination or expiration of this Agreement. Upon expiration or other termination of the Agreement all licenses granted will thereby terminate and Materials will be destroyed or returned at the direction of the parties within *** days.

11.     MISCELLANEOUS

        11.1. Binding Effect; Assignment. This Agreement shall be binding upon the parties' permitted successors and permitted assigns. Wyeth may not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent of Aurora *** such attempted assignment or transfer shall be void. Aurora may assign or otherwise transfer this Agreement without the consent of Wyeth.



        11.2. Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other like default, condition, provision or breach of this Agreement.



        11.3. Representations and Warranties of Aurora and Wyeth. Each Party hereby represents and warrants: Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.


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        This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.


        11.3.1 Aurora hereby represents and warrants to Wyeth that, to the best of its knowledge:


               (a) ***

               (b) as of the Effective Date, it has the full right, power and authority to grant the licenses granted to Wyeth hereunder;

               (c) ***;

               (d) it is the exclusive licensee of the Aurora Patents and Aurora Technology existing as of the Effective Date, ***.

               (e) ***


        11.4. *** Indemnification for products or services arising from license granted herein. With respect to rights licensed to *** by the *** or by ***, *** agrees to indemnify, defend and hold harmless *** or ***, as appropriate, and their respective officers, directors, employees, sponsors and agents from and against all damages or other amounts payable to a Third Party (including product liability) resulting or arising from *** use of the rights granted herein to the extent that such indemnification by *** is required by *** pursuant to agreements between *** or between ***.



        11.4.1.Limitation of Liability and Warranty. NEITHER PARTY SHALL BE
               LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTIAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY. Except as expressly set forth in this Agreement, *** MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCTS OR SERVICES WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.



        11.4.2. *** Indemnification. *** shall indemnify, hold harmless and defend ***, its officers, employees, and agents against any and all claims, suits, losses, liabilities, damages, costs, fees, and expenses resulting from or arising out of products resulting


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        from rights granted herein, except in the case of negligence or willful misconduct by ***. This indemnification includes, but is not limited to, any product liability.

        11.4.3. Aurora Indemnification. Aurora agrees to indemnify, defend and hold harmless Wyeth, its officers, employees and agents from and against any and all claims, liabilities, demands, damages, judgements, awards, settlements, expenses or losses (including reasonable attorney fees) arising out of Aurora's negligence or willful misconduct or any damages to property or injuries (including death) to any persons directly caused by Aurora, its employees, agents or permitted subcontractors.

11.5. Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, act of God(s), earthquake, flood (including El Nino and La Nina), lockout, embargo and governmental acts or orders or restrictions.

11.6. Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless made in writing and duly signed by an authorized representative of both Wyeth and Aurora. In no event may the terms of this Agreement be changed, deleted, supplemented or waived by any notice, purchase order, receipt, acceptance, bill of lading or other similar form of document. A failure of either party to exercise any right or remedy hereunder, in whole or in part, or on one or more occasions, shall not be deemed either a waiver of such right or remedy to the extent not exercised, or of any other right or remedy, on such occasion, or a waiver of any right or remedy on any succeeding occasion.


11.7. Entire Agreement. This Agreement and each supplemental written agreement contemplated hereunder, sets forth the entire understanding and agreement of the parties as to the subject matter thereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein or on which either party has relied. If any provisions of any such Addendum or supplemental written agreement conflict with any provisions set forth in this Agreement, the provisions of this Agreement shall take precedence, unless such Addendum or supplemental written agreement expressly refers to the specific provision(s) of this Agreement that it is intended to replace or modify (and which shall be limited in force and effect to such Addendum or supplemental written agreement only).

11.8. Notices. All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:

                      For Wyeth:

                             Wyeth-Ayerst Laboratories
                             P.O. Box 8299
                             Philadelphia, PA 19101
                      Attn: SVP, Global Business Development


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                      Copy to: American Home Products Corporation
                             5 Giralda Farms
                             Madison, NJ 07940
                             Attn: SVP and General Counsel


                      For Aurora:
                             Timothy J. Rink, M.D., D.Sc.
                             CEO and Chairman
                             Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA.  92121

                             Copies to:
                             John D. Mendlein, Ph.D., J.D.
                             Senior Vice President, Intellectual Property
                             and Chief Knowledge Officer
                             Aurora Biosciences Corporation
                             11010 Torreyana Road
                             San Diego, CA.  92121

Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid.

11.9. Resolution. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to resolution by other means. The parties agree that prior to any resolution concerning this Agreement, *** will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within *** days of a formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within *** after such notice is ***.

11.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard or giving effect to its principles of conflict of laws.

11.11. Third Party Beneficiaries. This Agreement and the rights and obligations created hereunder are for the sole benefit of the parties hereto and their respective successors or assigns as may be permitted under the terms of this Agreement. By entering into this Agreement, the parties agree that they are not creating and do not intend to create implied or


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incidental rights inuring to the benefit of Third Parties.

11.12. Severability. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as similar as possible, in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable.

11.13. Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. Unless otherwise specifically provided, all references to a Section incorporate all Sections or subsections thereunder. This Agreement shall not be strictly construed against either party hereto and maybe executed in two (2) or more counterparts, each of which will be deemed an original and the same instrument. Counterparts may be signed and delivered by facsimile, each of which shall be binding when sent, and in each case an original shall be sent via overnight courier. This Agreement will not be enforceable and shall have no effect if this Agreement is not executed by Wyeth and Aurora ***.

IN WITNESS WHEREOF, the parties have executed, by duly authorized representatives, this Agreement:

By:   /s/  Egon E. Berg                 By:    /s/  Michael J. Dunn
   --------------------------------        -------------------------------------

Date:   12/16/99                        Date:  November 18, 1999
     ------------------------------          -----------------------------------

Name:  Egon E. Berg                     Name: Michael J. Dunn
     ------------------------------          -----------------------------------

Title:    Vice President                Title:  VP, Business Development
      ------------------------------    For Aurora Biosciences Corporation
For American Home Products
Acting through its Wyeth-Ayerst
Laboratories Division



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                                    EXHIBIT A
                                 AURORA PATENTS


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                                    EXHIBIT B
                  DESCRIPTION OF COLLABORATIVE RESEARCH PROGRAM


                                     [LOGO]

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                                    EXHIBIT C


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                                   EXHIBIT 1.1



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                                   EXHIBIT 1.2

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